Summary Prospectus AUGUST 1, 2018 (WITH RESPECT TO CLASS W SHARES) MARCH 1, 2018 (WITH RESPECT TO ALL OTHER SHARE CLASSES)

TIAA-CREF Large-Cap Growth Fund

of the TIAA-CREF Funds

Class:	Institutional	Advisor	Premier	Retirement	Retail	Class W
Ticker:	TILGX	TILHX	TILPX	TILRX	TIRTX	TILWX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa.org/tcf_pro. You can also get this information at no cost by calling 800-223-1200 or by sending an e-mail request to disclosure@tiaa.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated August 1, 2018 (with respect to Class W shares) and March 1, 2018 (with respect to all other share classes), as subsequently supplemented, and the sections of the Fund's shareholder reports dated October 31, 2017 and April 30, 2018 from “Summary Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

Investment objective

The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%	0%
Account maintenance fee (annual fee on accounts under $2,000)	0%	0%	0%	0%	$15.00	0%

TIAA-CREF Large-Cap Growth Fund  ■  Summary Prospectus     1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W

Management fees	0.41%	0.41%	0.41%	0.41%	0.41%	0.40%	[1]
Distribution (Rule 12b-1) fees	—	—	0.15%	—	0.25%	—
Other expenses	0.02%	0.24%	0.02%	0.31%	0.09%	0.02%	[1]
Total annual Fund operating expenses	0.43%	0.65%	0.58%	0.72%	0.75%	0.42%
Waivers and expense reimbursements[2]	—	(0.07)%	—	—	—	(0.42)%	[3]
Total annual Fund operating expenses after
fee waiver and/or expense reimbursement	0.43%	0.58%	0.58%	0.72%	0.75%	0.00%

1	Estimate is for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.52% of average daily net assets for Institutional Class shares; (ii) 0.67% of average daily net assets for Advisor Class shares; (iii) 0.67% of average daily net assets for Premier Class shares; (iv) 0.77% of average daily net assets for Retirement Class shares; (v) 0.91% of average daily net assets for Retail Class shares; and (vi) 0.52% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least July 31, 2019, with respect to Class W shares, and February 28, 2019, with respect to all other share classes, unless changed with approval of the Board of Trustees. Additionally, pursuant to a Shareholder Servicing Plan with respect to Advisor Class shares, payments to financial intermediaries under the Shareholder Servicing Plan are subject to maximum rates and Teachers Advisors, LLC has agreed to reimburse the Fund if total Advisor Class expenses (subject to certain exclusions) exceed certain specified amounts. Because of the Shareholder Servicing Plan, Total annual Fund operating expenses after fee waiver and/or expense reimbursement for Advisor Class shares will be less than the expense limitation. The Shareholder Servicing Plan has no termination date and may only be changed with approval of the Board of Trustees.

3

Teachers Advisors, LLC has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Teachers Advisors, LLC expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

2     Summary Prospectus  ■  TIAA-CREF Large-Cap Growth Fund

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W
1 year	$44	$59	$59	$74	$77	$0
3 years	$138	$201	$186	$230	$240	$0
5 years	$241	$355	$324	$401	$417	$0
10 years	$542	$804	$726	$894	$930	$0

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities. The Fund will invest primarily in large-cap equity securities that the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), believes present the opportunity for growth. For purposes of the Fund’s 80% investment policy, “large-cap” securities are securities of issuers with a capitalization equal to or greater than the top 80% of issuers by capitalization within the Russell 1000® Index at the time of purchase. Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. Advisors looks for companies that it believes have the potential for strong earnings and/or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The Fund may invest in large, well-known, established companies, particularly when Advisors believes that the companies offer new or innovative products, services or processes that may enhance their future earnings. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The Fund may invest up to 20% of its assets in foreign investments. The Fund may also purchase and sell futures, options, swaps and other equity derivatives to carry out the Fund’s investment strategies.

The Fund’s benchmark index is the Russell 1000® Growth Index.

TIAA-CREF Large-Cap Growth Fund  ■  Summary Prospectus     3

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and less liquidity than the stocks of larger, more established companies.

• Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio investments.

• Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks and may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

• Special Situation Risk—Stocks of companies involved in acquisitions, consolidations, tender offers or exchanges, takeovers, reorganizations, mergers and other special situations can involve the risk that such situations may not materialize or may develop in unexpected ways. Consequently, those stocks can involve more risk than ordinary securities.

4     Summary Prospectus  ■  TIAA-CREF Large-Cap Growth Fund

• Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Fund may use futures, options, single name or index credit default swaps, or forwards, and the Fund may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Institutional Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional, Advisor, Premier, Retirement and Retail classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2017, and how those returns compare to those of the Fund’s benchmark index. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Institutional Class shares. Class W does not have a full year of performance and is not included in the table.

The returns shown below reflect previous agreements by Advisors to waive, reimburse and/or compensate the Fund for certain fees, expenses and/or costs. Without these reductions and/or compensation, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in an index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org. For information on the effect of compensation paid to the Fund on performance, see the Financial highlights for the Fund in this Prospectus.

TIAA-CREF Large-Cap Growth Fund  ■  Summary Prospectus     5

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)†

Large-Cap Growth Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2018, was 11.04%.

Best quarter: 15.96%, for the quarter ended March 31, 2012. Worst quarter: -23.27%, for the quarter ended December 31, 2008.

6     Summary Prospectus  ■  TIAA-CREF Large-Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2017

	Inception date	One year	Five years	Ten years
Institutional Class	3/31/2006
Return before taxes		34.51%	17.76%	9.26%
Return after taxes on distributions		33.02%	15.93%	8.31%
Return after taxes on distributions and sale of
Fund shares		20.46%	13.80%	7.29%
Advisor Class	12/4/2015
Return before taxes		34.27%	17.72%*	9.24%*
Premier Class	9/30/2009
Return before taxes		34.27%	17.56%	9.13%*
Retirement Class	3/31/2006
Return before taxes		34.12%	17.43%	8.97%
Retail Class	3/31/2006
Return before taxes		34.04%	17.35%	8.91%

Russell 1000 Growth Index
(reflects no deductions for fees, expenses or taxes)		30.21%	17.33%	10.00%

Current performance of the Fund’s shares may be higher or lower than that shown above.
*

The performance shown for the Advisor and Premier classes that is prior to their inception date is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Advisor and Premier classes. If those expenses had been reflected, the performance would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	Susan Hirsch	Terrence Kontos, CFA
Title:	Managing Director	Managing Director
Experience on Fund:	since 2006	since 2014

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for

TIAA-CREF Large-Cap Growth Fund  ■  Summary Prospectus     7

purchase through employee benefit plans or other types of savings plans or accounts. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800-223-1200 or www.tiaa.org. Class W shares are available for purchase directly from the Fund only by funds advised by Advisors or its affiliates or other advisory clients or accounts of Advisors or its affiliates that have entered into an agreement with Advisors to share expenses allocable to Class W.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts, bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There is no minimum initial or subsequent investment for Advisor Class shares. Advisor Class shares are primarily offered through certain financial intermediaries and employer-sponsored employee benefit plans.

• There is no minimum initial or subsequent investment for Premier Class shares. Premier Class shares are primarily offered through certain financial intermediaries and employer-sponsored employee benefit plans.

• There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

• There is no minimum initial or subsequent investment for Class W shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE MKT, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders

8     Summary Prospectus  ■  TIAA-CREF Large-Cap Growth Fund

or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Large-Cap Growth Fund  ■  Summary Prospectus     9

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TIAA

730 Third Avenue

New York, NY 10017-3206

Printed on paper containing recycled fiber	A11967 (8/18)

TIAA

730 Third Avenue

New York, NY 10017-3206

A11967 (8/18)